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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549

                                 _____________________


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 12 or 15(d) of the

                            Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)  September 2, 1999

                             MERIT Securities Corporation

               (Exact name of registrant as specified in charter)

           Virginia              03992                   54-1736551
(State or other jurisdiction   Commission             (IRS Employer
     of incorporation)         File Number)         Identification No.)


          10900 Nuckols Road, 3rd Floor, Glen Allen, Virginia  23060
                   (Address of principal executive offices)  (Zip Code)


  Registrant's telephone number, including area code (804) 217-5800

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Item 1.  Changes in Control of Registrant.
                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
                  Not Applicable.

Item 3.  Bankruptcy or Receivership.
                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
                  Not Applicable.

Item 5.  Other Events.

     On September 2, 1999, the Registrant issued $341,250,000 principal amount of Class A1, Class A2, Class A3, Class A4, Class M1 and Class M2 Bonds (the "Registered Bonds") pursuant to the Series 13 Supplement dated as of August 1, 1999 (the "Series 13 Supplement"), to the Indenture dated as of August 1, 1999 (the "Original Indenture" and, collectively with the Series 13 Supplement, the "Indenture"), between the Registrant and Chase Bank of Texas, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. The initial principal amounts, Class Interest Rates and the Stated Maturities of the Registered Bonds are as follows:



                     Original       Class Interest              Stated
Designation       Principal Amount        Rate                  Maturity

Class A1           $75,000,000         (1)                   December 28, 2033
Class A2            35,000,000         (1)                   December 28, 2030
Class A3            47,000,000         (1)                   December 28, 2033
Class A4           116,000,000         (1)                   December 28, 2033
Class M1            41,364,000         (1)                   December 28, 2033
Class M2            26,886,000         (1)                   December 28, 2033


(1)      Subject to cap as described in Exhibit 4.1

     As security for the Registered Bonds, the Registrant pledged a pool of manufactured housing retail installment sales contracts to the Trustee pursuant to the Indenture. The contracts were purchased by the Registrant in a privately-negotiated transaction with Issuer Holding Corp. ("IHC") pursuant to a Sales Agreement dated August 31, 1999, between the Registrant and IHC

     The Registered Bonds (except for $11,000,000 in aggregate initial principal amount of the Class M2 Bonds) have been sold by the Registrant to Lehman Brothers Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") pursuant to an Underwriting Agreement dated as of August 31, 1999, between the Underwriters and the Registrant and IHC. The Registrant also pledged in a Collateralization Fund additional assets, a Pre-Funding Account and a capitalized Interest Account.

     The description of the assets underlying the certificates pledged to secure the Registered Bonds pursuant to the Indenture begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount or percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%.

Item 6.  Resignations of Registrant's Directors.
         Not Applicable.

Item 7.  Financial Statements, Pro Forma, Financial Information and Exhibits
         (a)      Not Applicable.
         (b)      Not Applicable.
         (c)      Exhibits




                                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 2, 1999

                              MERIT SECURITIES CORPORATION



                              By:
                                     Lisa R. CookeLisa R. Cooke, Vice President


1) Current Unpaid Principal Balance

Current Unpaid     Number   Unpaid Principal    Unpaid  Principal  Balance(%)
Principal Balance  of Loans   Balance

1-10,000           43        318,173                       *

10,001-20,000     388      6,238,595                       2

20,001-30,000     1258     32,368,386                     10

30,001-40,000     1715     59,919,788                     19

40,001-50,000     1357     60,944,240                     19

50,001-60,000     1089     59,578,850                     18

60,001-70,000     665      42,884,057                     13

70,001-80,000     303      22,549,242                      7

80,001-90,000     190      16,060,187                      5

90,001-100,000    108      10,196,065                      3

100,001-110,000   45       4,718,007                       1

110,001-120,000   28       3,194,435                       1

120,001-130,000   12       1,502,144                       *

130,001-170,000   14       1,980,758                       1

================================================================================
                7215     322,452,927                     100


The average Unpaid Principal Balance is $44,692, the maximum Unpaid Principal Balance is $165,506 and the minimum Unpaid Principal Balance is $773.



2) Remaining Term to Stated Maturity

Remaining Term     Number of   Unpaid Principal    Unpaid Principal Balance (%)
(Months)            Loans          Balance

1-150               380            7,981,401                2

151-210             680           19,797,395                6

211-250             979           33,870,530                11

251-290             307           10,940,046                3

291-330             349           12,554,096                4

331-340            1145           53,851,936                17

341-350              29            1,554,639                *

351-355             100            5,830,746                2

356-360            3246          176,072,138                55

================================================================================
                   7215          322,452,927                100


The weighted average remaining term to stated maturity is 318 months.



3) Original Loan-to-Value Ratio (1)

Original LTV     Number of   Unpaid Principal    Unpaid Principal Balance (%)
Ratio (%)        Loans           Balance

50 & below        108              2,629,400                  1

50.01 - 55.00       50               1,428,505                *

55.01 - 60.00       61               2,142,962                1

60.01 - 65.00       81               3,058,614                1

65.01 - 70.00      126               6,022,842                2

70.01 - 75.00      192               9,443,410                3

75.01 - 80.00      603              28,730,895                9

80.01 - 85.00      980              46,146,914               14

85.01 - 90.00     2525             114,721,571               36

90.01 - 95.00     2317             101,059,906               31

95.01 - 100.00     172               7,067,907                2

================================================================================
                  7215             322,452,927              100


The weighted average original loan-to-value is 87.34 months.





4) Current Interest Rate

Current Interest   Number of   Unpaid Principal    Unpaid Principal Balance (%)
  Rate (%)          Loans         Balance

 5.750- 5.999          37       3,143,984                   1

 6.000- 6.249           1          90,402                   *

 6.250- 6.499          42       3,205,851                   1

 6.500- 6.749          78       6,014,246                   2

 6.750- 6.999         367      22,965,004                   7

 7.000- 7.249          47       3,073,935                   1

 7.250- 7.499         230      13,929,917                   4

 7.500- 7.749         416      22,479,735                   7

 7.750- 7.999         598      30,333,438                   9

 8.000- 8.249         166       8,670,584                   3

 8.250- 8.499         373      19,552,533                   6

 8.500- 8.749         454      22,566,258                   7

 8.750- 8.999         567      24,683,117                   8

 9.000- 9.249         205       9,422,113                   3

 9.250- 9.499         396      15,347,314                   5

 9.500- 9.749         485      19,971,991                   6

 9.750- 9.999         691      26,918,515                   8

10.000-10.249         104       4,335,724                   1

10.250-10.499         307      11,011,539                   3

10.500-10.749         371      13,174,491                   4

10.750-10.999         351      12,668,206                   4

11.000-11.249          93       3,527,624                   1

11.250-11.499         147       4,872,498                   2

11.500-11.749         243       7,796,560                   2

11.750-11.999         162       4,840,986                   2

12.000-12.249          49       1,467,254                   *

12.250-12.499          89       2,374,703                   1

12.500-12.749          45       1,395,159                   *

12.750-12.999          44       1,200,917                   *

13.000-13.249           6         185,986                   *

13.250-13.499          33         845,899                   *

13.500-13.749           8         172,499                   *

13.750-13.999           9         206,291                   *

14.000-14.500           1           7,654                   *

================================================================================
                     7215     322,452,927                 100

The weighted average current interest rate per annum is 8.89%.



5) State Distribution

State               Number of   Unpaid Principal   Unpaid Principal Balance (%)
                    Loans          Balance

Texas               1481           60,915,250          19

North Carolina       783           40,703,691          13

Georgia              703           30,631,601           9

South Carolina       557           25,864,897           8

Michigan             509           21,222,022           7

Kentucky             413           16,054,038           5

Tennessee            331           14,330,589           4

Oregon               200           11,252,564           3

Florida              235           10,829,132           3

Ohio                 262           10,414,883           3

Virginia             209            9,857,476           3

Washington           160            9,350,677           3

West Virginia        202            8,246,540           3

Arkansas             168            7,629,966           2

Mississippi          157            6,928,287           2

Arizona              127            6,057,728           2

Alabama              124            5,644,365           2

California           101            4,658,579           1

Idaho                 87            4,548,789           1

Oklahoma              96            4,226,753           1

Indiana               94            3,839,806           1

New York              66            2,519,984           1

Other                150            6,725,311           2

================================================================================
                    7215     322,452,927       100


     Others include: Colorado, Delaware, Illinois, Kansas, Louisiana, Maryland, Missouri, Nevada, New Mexico, Pennsylvania, Utah, and Vermont.





6) New or Used

       Number of Loans   Unpaid Principal Balance  Unpaid Principal Balance (%)

New      6301                 293,596,392                   91

Used     914                   28,856,535                    9

================================================================================
         7215                 322,452,927                  100



7) Single or Multi-Wide

               Number of Loans   Unpaid Principal  Unpaid Principal Balance (%)
                                   Balance

Single Wide       2689             79,957,693               25

Multi-Wide        4526            242,495,234               75

================================================================================
                  7215            322,452,927              100



8) Year of Loan Origination

Year     Number of    Unpaid Principal   Unpaid Principal Balance (%)
          Loans          Balance

1999     4868            231,507,372              72

1998     38                3,504,794               1

1997     2297             86,989,934              27

1996     12                  450,827               *

================================================================================
         7215            322,452,927             100